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                                                                      Exhibit 23




                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-63865 and 333-31338 of First Community Bancshares, Inc. on Form S-8 of our report dated January 28, 2000, incorporated by reference in this Annual Report on Form 10-K of First Community Bancshares, Inc. for the year ended December 31, 1999.



/s/ Deloitte & Touche LLP

Pittsburgh, Pennsylvania
March 30, 2000